NOVEMBER 27, 2019

HARTFORD HLS FUNDS PROSPECTUS

DATED MAY 1, 2019, AS SUPPLEMENTED THROUGH AUGUST 8, 2019

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

1.	At a meeting held on August 6-7, 2019, the Board of Directors of Hartford Series Fund, Inc. approved a reduction to the contractual investment management fee schedule for Hartford Disciplined Equity HLS Fund effective January 1, 2020. Accordingly, effective January 1, 2020, under the heading “Hartford Disciplined Equity HLS Fund Summary Section - Your Expenses” in the above referenced Statutory Prospectus, the Annual Fund Operating Expenses table as well as the expense example and portfolio turnover paragraph will be deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	IA	IB
Management fees(1)	0.68%	0.68%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.73%	0.98%

(1) “Management fees” have been restated to reflect current fees.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same
•	You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$75	$233	$406	$906
IB	$100	$312	$542	$1,201

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2018, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

2.	Under the heading “The Investment Manager and Sub-Adviser – Management Fee” in the above referenced Statutory Prospectus, the following is added to the footnote next to Balanced HLS Fund :

The Investment Manager has agreed to continue to waive 0.03% of the Balanced HLS Fund’s contractual management fee through April 30, 2021 unless the Board of Directors of Hartford Series Fund, Inc. approves its earlier termination.

3.	Under the heading “The Investment Manager and Sub-Adviser – Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to the Disciplined Equity HLS Fund:

*** Effective January 1, 2020, the management fee set forth in the investment management agreement with respect to the Disciplined Equity HLS Fund will be 0.7500% of the first $250 million, 0.6500% of the next $250 million, 0.6000% of the next $500 million, 0.5800% of the next $4 billion, 0.5700% of the next $5 billion, and 0.5600% in excess of $10 billion annually of the Fund’s average daily net assets. From January 1, 2019 through December 31, 2019, the management fee set forth in the investment management agreement with respect to the Disciplined Equity HLS Fund is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion, and 0.6200% in excess of $10 billion annually of the Fund’s average daily net assets.

4.	Under the heading “The Investment Manager and Sub-Adviser – Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to High Yield HLS Fund:

**** Effective January 1, 2020, the Investment Manager has agreed to waive 0.03% of the High Yield HLS Fund’s contractual management fee through December 31, 2020 unless the Board of Directors of Hartford Series Fund, Inc. approves its earlier termination.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7506	November 2019

NOVEMBER 27, 2019

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

DATED MAY 1, 2019, AS SUPPLEMENTED AUGUST 8, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.	Mr. Phillip O. Peterson, who has served as a member of the Board of Directors of Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc. since 2000 and 2002, respectively, is retiring in December 2019.

2.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – MANAGEMENT FEES,” the management fee schedule for the Disciplined Equity HLS Fund is deleted in its entirety and the following is added:

Disciplined Equity HLS Fund (prior to January 1, 2020)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7750%
Next $250 million	0.7250%
Next $500 million	0.6750%
Next $4 billion	0.6250%
Next $5 billion	0.6225%
Amount Over $10 billion	0.6200%

Disciplined Equity HLS Fund (effective January 1, 2020)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.6500%
Next $500 million	0.6000%
Next $4 billion	0.5800%
Next $5 billion	0.5700%
Amount Over $10 billion	0.5600%

3.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS,” the following is added to the end of the section:

Effective January 1, 2020, the fund accounting agreement with respect to each Fund will be modified to reflect a new fee structure. Under this revised fee structure, HFMC will be entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street Bank and Trust Company plus the amount of expenses that HFMC allocates for providing the fund accounting services.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.